Execution Version US-DOCS\131770162.7 STANDBY EQUITY PURCHASE AGREEMENT THIS STANDBY EQUITY PURCHASE AGREEMENT (this “Agreement”) dated as of May 12, 2022, is made by and between YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”), and BIRD GLOBAL, INC., a company incorporated under the laws of the State of Delaware (the “Company”). WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $100,000,000 of the Company’s shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”); WHEREAS, the Class A Common Stock is listed for trading on The New York Stock Exchange under the symbol “BRDS”; and WHEREAS, the offer and sale of the shares of Class A Common Stock issuable hereunder will be made in reliance upon Section 4(a)(2) under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder. NOW, THEREFORE, the parties hereto agree as follows: Article I. Certain Definitions “Additional Shares” shall have the meaning set forth in Section 2.01(d)(ii). “Adjusted Advance Amount” shall have the meaning set forth in Section 2.01(d)(i). “Advance” shall mean any issuance and sale of Advance Shares from the Company to the Investor pursuant to Article II hereof. “Advance Amount” shall mean an Option 1 Advance Amount or Option 2 Advance Amount, as applicable. “Advance Date” shall mean the First Trading Day after expiration of the applicable Pricing Period for each Advance. “Advance Notice” shall mean a written notice in substantially the form of Exhibit A attached hereto to the Investor executed by an officer or other authorized representative of the Company. “Advance Notice Date” shall mean each date the Company is deemed to have delivered (in accordance with Section 2.01(b) of this Agreement) an Advance Notice to the Investor, subject to the terms of this Agreement. “Advance Shares” shall mean the shares of Class A Common Stock that the Company shall

- 2 - US-DOCS\131770162.7 issue and sell to the Investor pursuant to an Advance. “Affiliate” shall have the meaning set forth in Section 3.08. “Agreement” shall have the meaning set forth in the preamble of this Agreement. “Applicable Laws” shall mean all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national or international, as amended from time to time, including, without limitation, (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the U.S. Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws. “Basket” shall have the meaning set forth in Section 5.04. “Black Out Period” shall have the meaning set forth in Section 6.01(f) “Broker-Dealer” shall have the meaning set forth in Section 3.12. “Class A Common Stock” shall have the meaning set forth in the recitals of this Agreement. “Class B Common Stock” shall have meaning set forth in Section 4.10. “Class X Common Stock” shall have meaning set forth in Section 4.10. “Closing” shall have meaning set forth in Section 2.02. “Commitment Amount” shall mean $100,000,000 of Advance Shares; provided that the Company shall not affect any sales under this Agreement, and the Investor shall not have the obligation to purchase Advance Shares under this Agreement, to the extent (but only to the extent) that, after giving effect to such purchase and sale, the aggregate number of Shares issued under this Agreement would exceed 19.99% of the shares of Class A Common Stock and Class X Common Stock outstanding as of the date of this Agreement (the “Exchange Cap”); provided further that the Exchange Cap will not apply (a) if the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of the Principal Market, (b) all applicable sales of Shares hereunder equal or exceed the Minimum Price (as defined in Section 312.03 of the NYSE Listed Company Manual) or (c) as to any Advance, the issuance of Advance Shares in respect of such Advance would be excluded from the Exchange Cap under the rules of the Principal Market (or interpretive guidance provided by the Principal Market with respect thereto) in effect as of the date of determination of whether this clause (c) applies. For avoidance of doubt, the Company may, but shall be under no obligation to, request its stockholders to approve the issuance of Shares as contemplated by this Agreement; provided that, if stockholder approval is not obtained in accordance with this Agreement, the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all times during the term of this Agreement. “Commitment Period” shall mean the period commencing on the date hereof and expiring

- 3 - US-DOCS\131770162.7 upon the date of termination of this Agreement in accordance with Section 11.02. “Commitment Shares” shall have the meaning set forth in Section 13.04. “Company” shall have the meaning set forth in the preamble of this Agreement. “Company Indemnitees” shall have the meaning set forth in Section 5.02. “Condition Satisfaction Date” shall have the meaning set forth in Section 7.01. “Daily Traded Amount” shall mean the daily trading volume of the Class A Common Stock on the Principal Market during regular trading hours as reported by Bloomberg L.P. “DTC” shall have the meaning set forth in Section 2.02(b). “DWAC” shall have the meaning set forth in Section 2.02(b). “Environmental Laws” shall have the meaning set forth in Section 4.15. “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Exchange Cap” shall have the meaning set forth in the definition of “Commitment Amount.” “Excluded Day” shall have the meaning set forth in Section 2.01(d)(i). “GAAP” shall have the meaning set forth in Section 4.06. “Hazardous Materials” shall have the meaning set forth in Section 4.15. “Indemnified Liabilities” shall have the meaning set forth in Section 5.01. “Investor” shall have the meaning set forth in the preamble of this Agreement. “Investor Indemnitees” shall have the meaning set forth in Section 5.01. “Market Price” shall mean an Option 1 Market Price or Option 2 Market Price, as applicable. “Material Adverse Effect” shall mean, with respect to any event, occurrence or condition, (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated herein, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement. “Material Outside Event” shall have the meaning set forth in Section 6.08.

- 4 - US-DOCS\131770162.7 “Maximum Advance Amount” shall mean a number of shares of Class A Common Stock with a value equal to $20,000,000, unless otherwise agreed by the parties. “Minimum Acceptable Price” shall mean the minimum price notified by the Company to the Investor in each Advance Notice, if applicable. “OFAC” shall have the meaning set forth in Section 4.29. “Option 1 Advance Amount” shall mean, in respect of each Advance Notice containing an Option 1 Pricing Period, an amount up to 150.0% of the average Daily Traded Amount for the three Trading Days immediately preceding an Advance Notice, except as otherwise may be agreed by the Company and the Investor, but in no event greater than the Maximum Advance Amount. “Option 2 Advance Amount” shall mean, in respect of each Advance Notice containing an Option 2 Pricing Period, an amount up to 50.0% of the average Daily Traded Amount for the three Trading Days immediately preceding an Advance Notice, except as otherwise may be agreed by the Company and the Investor, but in no event greater than Maximum Advance Amount. “Option 1 Market Price” shall mean the average of the daily VWAPs of the Class A Common Stock during the Option 1 Pricing Period. “Option 2 Market Price” shall mean the VWAP of the Class A Common Stock during the Option 2 Pricing Period. “Option 1 Pricing Period” shall mean the three consecutive Trading Days commencing on the Advance Notice Date. “Option 2 Pricing Period” shall mean the period on the applicable Advance Notice Date with respect to an Advance Notice selecting an Option 2 Pricing Period commencing upon receipt by the Company of written confirmation (which may be by email) of acceptance of such Advance Notice by the Investor, and which confirmation shall specify such commencement time, and ending on 4:00 p.m. New York City time on the applicable Advance Notice Date. “Ownership Limitation” shall have the meaning set forth in Section 2.01(c)(i). “Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. “Plan of Distribution” shall mean the section of a Registration Statement disclosing the plan of distribution of the Shares. “Pre-Advance Date” shall have the meaning set forth in Error! Reference source not found.. “Pre-Advance Loan” shall have the meaning set forth in Error! Reference source not found..

- 5 - US-DOCS\131770162.7 “Preferred Stock” shall have the meaning set forth in Section 4.10. “Pricing Period” shall mean the Option 1 Pricing Period or Option 2 Pricing Period, as applicable. “Principal Market” shall mean The New York Stock Exchange; provided, however, that in the event the Class A Common Stock is ever listed or traded on the NYSE American, the Nasdaq Global Market, the Nasdaq Global Select Market, the Nasdaq Capital Market the OTCBB or the NYSE Euronext, then the “Principal Market” shall mean such other market or exchange on which the Class A Common Stock is then listed or traded to the extent such other market or exchange is the principal trading exchange or market for the Class A Common Stock. “Promissory Note” shall have the meaning set forth in Section 2.05. “Prospectus” shall mean any prospectus (including, without limitation, all amendments and supplements thereto) used by the Company in connection with a Registration Statement. “Prospectus Supplement” shall mean any prospectus supplement to a Prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, including, without limitation, any prospectus supplement to be filed in accordance with 0 hereof. “Purchase Price” shall mean the price per Advance Share obtained by multiplying the applicable Market Price by 97.0%. “Registrable Securities” shall mean (i) the Shares and (ii) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. “Registration Limitation” shall have the meaning set forth in Section 2.01(c)(ii). “Registration Statement” shall mean a registration statement on Form S-1 or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the registration of the resale by the Investor of the Registrable Securities under the Securities Act, which registration statement provides for the resale from time to time of the Shares as provided herein. “Regulation D” shall mean the provisions of Regulation D promulgated under the Securities Act. “Request” shall have the meaning set forth in Section 2.05(a). “Restricted Period” shall have the meaning set forth in Section 6.17. “Restricted Person” shall have the meaning set forth in Section 6.17. “Sanctions” shall have the meaning set forth in Section 4.30.

- 6 - US-DOCS\131770162.7 “Sanctioned Countries” shall have the meaning set forth in Section 4.30. “SEC” shall mean the U.S. Securities and Exchange Commission. “SEC Documents” shall have the meaning set forth in Section 4.06. “Securities Act” shall have the meaning set forth in the recitals of this Agreement. “Settlement Document” shall have the meaning set forth in Section 2.02(a). “Shares” shall mean the Commitment Shares and any Advance Shares issued from time to time hereunder. “Subsidiary” shall mean any Person in which the Company, directly or indirectly, (x) owns a majority of the outstanding capital stock or holds a majority of the equity or similar interest of such Person or (y) controls or operates all or substantially all of the business, operations or administration of such Person, and the foregoing are collectively referred to herein as “Subsidiaries.” “Trading Day” shall mean any day during which the Principal Market shall be open for business. “Transaction Documents” shall have the meaning set forth in Section 4.02. “Transaction Documents” shall mean, collectively, this Agreement and the Promissory Note. “VWAP” shall mean, for any Trading Day, the daily volume weighted average price of the Class A Common Stock for such Trading Day on the Principal Market during regular trading hours, or other period as set forth herein, as reported by Bloomberg L.P. Article II. Advances Section 2.01 Advances; Mechanics. Upon the terms, and subject to the conditions, of this Agreement, during the Commitment Period, the Company, at its sole and exclusive discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, Advance Shares by the delivery to the Investor of Advance Notices on the following terms: (a) Advance Notice. At any time during the Commitment Period the Company may require the Investor to purchase Shares by delivering an Advance Notice to the Investor, subject to the satisfaction or waiver by the Investor of the conditions set forth in Section 7.01, and in accordance with the following provisions: (i) The Company shall, in its sole discretion, select the Advance Amount, not to exceed the Maximum Advance Amount, it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice.

- 7 - US-DOCS\131770162.7 (ii) There shall be no mandatory minimum Advances and no non-usages fee for not utilizing the Commitment Amount or any part thereof. (b) Date of Delivery of Advance Notice. Advance Notices shall be delivered in accordance with the instructions set forth on the bottom of Exhibit A attached hereto. An Advance Notice setting forth an Option 2 Advance Amount shall be deemed delivered on (i) the day it is received by the Investor if such notice is received by e-mail at or before 11:30 a.m. Eastern Time (or such later time if agreed to by the Investor in its sole discretion) in accordance with the instructions set forth on the bottom of Exhibit A attached hereto or (ii) the immediately succeeding day if it is received by e-mail after 11:30 a.m. Eastern Time. An Advance Notice setting forth an Option 1 Advance Amount shall be deemed delivered on (i) the day it is received by the Investor if such notice is received by e-mail at or before 8:30 a.m. Eastern Time (or such later time if agreed to by the Investor in its sole discretion) in accordance with the instructions set forth on the bottom of Exhibit A attached hereto, or (ii) the immediately succeeding day if it is received by e-mail after 8:30 a.m. Eastern Time. Upon receipt of an Advance Notice, the Investor shall promptly (and, in respect to an Advance Notice selecting an Option 2 Advance Amount received during regular trading hours, in no event more than one half hour after receipt) provide written confirmation (which may be by e-mail) of receipt of such Advance Notice, and which confirmation shall specify the commencement time of the Option 2 Pricing Period. (c) Advance Limitations. Regardless of the Advance Amount requested by the Company in the Advance Notice, the final number of Advance Shares to be issued and sold pursuant to an Advance Notice shall be reduced in accordance with each of the following limitations to the extent applicable: (i) Ownership Limitation; Commitment Amount. At the request of the Company, the Investor will inform the Company of the amount of shares of Class A Common Stock the Investor and each of its Affiliates currently beneficially owns. In no event shall the number of Advance Shares issuable to the Investor pursuant to an Advance cause the aggregate number of shares of Class A Common Stock beneficially owned (as calculated pursuant to Section 13(d) of the Exchange Act) by the Investor and its Affiliates (on an aggregated basis and as a result of previous issuances and sales of Shares to the Investor under this Agreement) to exceed 4.99% of the then-outstanding shares of Class A Common Stock (the “Ownership Limitation”). The Investor agrees to use commercially reasonable efforts to sell all Shares issued to it pursuant to any Advance hereunder within 15 Trading Days following the date on which the Advance Closing to which such Advance relates occurs. In connection with each Advance Notice delivered by the Company, any portion of an Advance that would (i) cause the Investor to exceed the Ownership Limitation or (ii) cause the aggregate number of Shares issued and sold to the Investor hereunder to exceed the Commitment Amount shall automatically be withdrawn with no further action required by the Company, and such Advance Notice shall be deemed automatically modified to reduce the Advance Amount requested by an amount equal to such withdrawn portion; provided that, in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such

- 8 - US-DOCS\131770162.7 event. (ii) Registration Limitation and Exchange Cap. In no event shall an Advance exceed the amount registered under the Registration Statement then in effect (the “Registration Limitation”) or the Exchange Cap, to the extent applicable. In connection with each Advance Notice, any portion of an Advance that would exceed the Registration Limitation or the Exchange Cap shall automatically be withdrawn with no further action required by the Company and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion in respect of such Advance Notice; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event. (d) Minimum Acceptable Price. (i) With respect to each Advance Notice selecting an Option 1 Pricing Period, provided that no Promissory Note is then outstanding, the Company may notify the Investor of the Minimum Acceptable Price with respect to such Advance by indicating a Minimum Acceptable Price in such Advance Notice. If no Minimum Acceptable Price is specified in an Advance Notice, then no Minimum Acceptable Price shall be in effect in connection with such Advance. Each Trading Day during a Pricing Period for which (A) with respect to each Advance Notice with a Minimum Acceptable Price, the VWAP of the Class A Common Stock is below the Minimum Acceptable Price in effect with respect to such Advance Notice, or (B) there is no VWAP (each such day, an “Excluded Day”), shall result in an automatic reduction to the Advance Amount set forth in such Advance Notice by 33.3% (the resulting amount of each Advance being the “Adjusted Advance Amount”), and each Excluded Day shall be excluded from the Pricing Period for purposes of determining the applicable Market Price. (ii) The total Advance Shares in respect of each Advance (after reductions have been made to arrive at the Adjusted Advance Amount) shall be automatically increased by such number of shares of Class A Common Stock (the “Additional Shares”) equal to the number of Advance Shares sold by the Investor on such Excluded Day, if any, and the price paid per share for each Additional Share shall be equal to the Minimum Acceptable Price in effect with respect to such Advance Notice (without any further discount); provided that this increase shall not cause the total Advance Amount to exceed the amount set forth in the original Advance Notice or any limitations set forth in Section 2.01(c). (e) Unconditional Contract. Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that, upon the Investor’s receipt of a valid Advance Notice, the parties shall be deemed to have entered into an unconditional contract binding on both parties for the purchase and sale of Advance Shares pursuant to such Advance Notice in accordance with the terms of this Agreement and, (i) subject to Applicable Laws and (ii) subject to Section 3.04, the Investor may sell Shares

- 9 - US-DOCS\131770162.7 during the Pricing Period. Section 2.02 Closings. The closing of each Advance and each sale and purchase of Advance Shares (each, a “Closing”) shall take place as soon as practicable on or after each Advance Date in accordance with the procedures set forth below. The parties acknowledge that the Purchase Price is not known at the time the Advance Notice is delivered (at which time the Investor is irrevocably bound) but shall be determined on each Closing based on the daily prices of the Class A Common Stock that are the inputs to the determination of the Purchase Price as set forth further below. In connection with each Closing, the Company and the Investor shall fulfill each of its obligations as set forth below: (a) On each Advance Date, the Investor shall deliver to the Company a written document, in the form attached hereto as Exhibit B (each a “Settlement Document”), setting forth the final number of Advance Shares to be purchased by the Investor (taking into account any adjustments pursuant to Section 2.01), the applicable Market Price, the Purchase Price, the aggregate proceeds to be paid by the Investor to the Company and a report by Bloomberg, L.P. indicating the VWAP for each of the Trading Days during the applicable Pricing Period, in each case, in accordance with the terms and conditions of this Agreement. (b) Promptly after receipt of the Settlement Document with respect to each Advance (and, in any event, not later than one Trading Day after such receipt), the Investor shall pay to the Company the aggregate purchase price of the Advance Shares (as set forth in the Settlement Document) in cash in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested. Promptly upon receipt of the funds, the Company will, or will cause its transfer agent to, electronically transfer such number of Advance Shares purchased by the Investor (as set forth in the Settlement Document) by crediting the Investor’s account or its designee’s account at the Depository Trust Company (“DTC”) through its Deposit Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. No fractional shares shall be issued, and any fractional amounts shall be rounded to the next higher whole number of shares. Subject to Section 2.02(c), to facilitate the transfer of the Shares by the Investor, the Shares will not bear any restrictive legends so long as there is an effective Registration Statement covering the resale of such Shares (it being understood and agreed by the Investor that notwithstanding the lack of restrictive legends, the Investor may only sell such Shares pursuant to the Plan of Distribution set forth in the Prospectus included in the Registration Statement and otherwise in compliance with the requirements of the Securities Act (including any applicable prospectus delivery requirements)). (c) Notwithstanding Section 2.02(b), the certificate(s) or book-entry statement(s) representing the Commitment Shares issued prior to the date the Registration Statement is declared effective by the SEC shall bear a restrictive legend in substantially the following form (and stop transfer instructions may be placed against transfer of the Commitment Shares):

- 10 - US-DOCS\131770162.7 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. (d) On or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. (e) Notwithstanding anything to the contrary in this Agreement, if on any day during the applicable Pricing Period (i) the Company notifies the Investor that a Material Outside Event has occurred or (ii) the Company notifies the Investor of a Black Out Period, the parties agree that the pending Advance shall end and the final number of Advance Shares to be purchased by the Investor at the Closing for such Advance shall be equal to the number of Advance Shares sold by the Investor during the applicable Pricing Period prior to the notification from the Company of a Material Outside Event or Black Out Period. Section 2.03 Hardship. (a) In the event the Investor sells Advance Shares after receipt of an Advance Notice and the Company fails to perform its obligations as mandated in Section 2.02, the Company agrees that, in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage or expense (including reasonable and documented out-of-pocket legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to Applicable Laws and other rules of the SEC and the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement. (b) In the event the Company provides an Advance Notice and the Investor fails to perform its obligations as mandated in Section 2.02, the Investor agrees that, in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Company is entitled at law or in equity,

- 11 - US-DOCS\131770162.7 including, without limitation, specific performance, it will hold the Company harmless against any loss, claim, damage or expense (including reasonable and documented out-of- pocket legal fees and expenses), as incurred, arising out of or in connection with such default by the Investor and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to Applicable Laws and other rules of the SEC and the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement. Section 2.04 Completion of Resale Pursuant to the Registration Statement. After the Investor has purchased the full Commitment Amount and has completed the subsequent resale of the full Commitment Amount pursuant to the Registration Statement, the Investor will notify the Company that all subsequent resales are completed and the Company will be under no further obligation to maintain the effectiveness of the Registration Statement. Section 2.05 Pre-Advance Loans. (a) The parties hereby agree that the Company may, at any time beginning on the date that the Company files or confidentially submits the initial Registration Statement in accordance with Section 6.01(a), and ending five Trading Days thereafter (provided that the conditions precedent to a Pre-Advance Loan set forth in Section 2.05(c) are then satisfied, or waived by the Investor), request a pre-advance loan (the “Pre-Advance Loan ”) in the principal amount of $21,000,000 from the Investor by providing written notice of such request to the Investor (the “Request”). The closing of the Pre-Advance Loan shall take place on the third Trading Day following the date of such Request, or such earlier date as may be agreed by the Investor (the “Pre-Advance Date”). On the Pre-Advance Date (i) the Investor shall pay to the Company the principal amount of the Pre-Advance Loan, less a 4.76% original issue discount, in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been initiated, and (ii) the Company shall deliver to the Investor a promissory note evidencing the Pre-Advance Loan on the terms and conditions of, and substantially in the form set forth on, Exhibit C attached hereto (the “Promissory Note”), duly executed on behalf of the Company. (b) Conditions to First Pre-Advance Loan. The right of the Company to request the Pre-Advance Loan, and the obligations of the Investor to advance to the Company the principal amount of the Pre-Advance Loan on the Pre-Advance Date, shall be subject to the timely performance by the Company of its obligations hereunder, and the satisfaction, unless waived by the Investor, as of the date of the Request and as of the Pre-Advance Date, of each of the following conditions: (i) Advance Notice Conditions. The satisfaction of all the conditions precedent to the right of the Company to deliver an Advance Notice set forth in Section 7.01(a), (d), (e) and (f) shall be satisfied. (ii) Registration Statement. The company shall have filed or confidentially submitted with the SEC an initial Registration Statement covering

- 12 - US-DOCS\131770162.7 the resale by the Investor of Shares and the value of the Shares (based on the average of the daily VWAP during the five Trading Days prior to the date of determination) shall be no less than 1.5 times the principal amount of the Pre- Advance Loan. (iii) Authority. The issuance of the Promissory Note in respect of the Pre-Advance Loan, and the performance by the Company thereunder, including, without limitation, the payment obligations, is legally permitted by all laws and regulations to which the Company is subject and is not in conflict with, or prohibited by, the organizational documents of the Company or any contract, agreement or arrangement with any third party. (iv) No Suspension of Trading in or Delisting of Class A Common Stock. The Class A Common Stock is quoted for trading on the Principal Market. The Company shall have the capacity to issue such number of Shares with a market value (based on the average of the daily VWAP during the five Trading Days prior to the date of the Request) of no less than 1.5 times the principal amount of the Pre-Advance Loan without breaching the Exchange Cap. The Company shall not have received any written notice that is then still pending threatening the continued quotation of the Class A Common Stock on the Principal Market. (v) Bring Down Certificate. The Investor shall have received on and as of the Pre-Advance Date a certificate of an executive officer of the Company confirming that all of the representations and warranties of the Company in this Agreement are true and correct on and as of the Pre-Advance Loan Date, and that the Company has complied with all agreements and covenants and satisfied all other conditions on its part to be performed or satisfied hereunder at or prior to the Pre-Advance Date. (vi) Prohibited Indebtedness. As of the date of determination, neither the Company, nor any of its Subsidiaries, shall have existing any Indebtedness (as defined in the Promissory Note) which would be prohibited indebtedness pursuant to Section 6.18 hereof. Article III. Representations and Warranties of Investor The Investor represents and warrants to the Company, as of the date hereof, the Pre- Advance Date, each Advance Notice Date and each Advance Date that: Section 3.01 Organization and Authorization. The Investor is an entity duly organized, validly existing and in good standing under the laws of the Cayman Islands and has all requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party, including all transactions contemplated hereby and thereby, and to purchase or acquire Shares in accordance with the terms hereof. The decision to invest and the execution and delivery of the Transaction Documents to which it is a party by the Investor, the performance by the Investor of its obligations hereunder and thereunder and the consummation by

- 13 - US-DOCS\131770162.7 the Investor of the transactions contemplated hereby and thereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver the Transaction Documents to which it is a party and all other instruments on behalf of the Investor or its shareholders. This Agreement and the other Transaction Documents to which the Investor is a party have been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms. Section 3.02 Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Shares and the Promissory Note and of protecting its interests in connection with the transactions contemplated hereby. The Investor acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Investor may lose all or a part of its investment. Section 3.03 No Legal, Investment or Tax Advice from the Company. The Investor acknowledges that it had the opportunity to review the Transaction Documents and the transactions contemplated by the Transaction Documents with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Investor’s acquisition of Shares or the Promissory Note hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Investor acknowledges that the Investor may lose all or a part of its investment. Section 3.04 Investment Purpose. The Investor is acquiring the Shares and the Promissory Note for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a Registration Statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Investor agrees not to sell, hypothecate or otherwise transfer the Shares except pursuant to the Registration Statement in which the resale of such Shares is registered under the Securities Act, in a manner described under the caption “Plan of Distribution” in such Registration Statement, and in a manner in compliance with all applicable federal and state securities laws, rules and regulations, or unless, in the opinion of counsel satisfactory to the Company, an exemption from such registration is available. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares or the Promissory Note. The Investor is acquiring the Shares and the Promissory Note hereunder in the ordinary course of its business. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any Prospectus or Prospectus Supplement to the extent required by Applicable Laws. Section 3.05 Accredited Investor. The Investor is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D.

- 14 - US-DOCS\131770162.7 Section 3.06 Reliance on Exemptions. The Investor understands that the Shares and the Promissory Note are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares and the Promissory Note. Section 3.07 No Governmental Review. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the Promissory Note or the fairness or suitability of an investment in the Shares or the Promissory Note, nor have such authorities passed upon or endorsed the merits of the offering of the Shares or the Promissory Note. Section 3.08 Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Investor deemed material to making an informed investment decision. The Investor and its advisors (and its counsel), if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor acknowledges and agrees that the Company has not made to the Investor, and the Investor acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby. Section 3.09 Not an Affiliate. The Investor is not an officer, director or a person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company or any “affiliate” of the Company (as that term is defined in Rule 405 promulgated under the Securities Act). Section 3.10 No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, its sole member, any of their respective officers or any entity managed or controlled by the Investor or its sole member engaged in or effected, in any manner whatsoever, directly or indirectly, for its own principal account, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Class A Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Class A Common Stock that remains in effect as of the date of this Agreement. Section 3.11 General Solicitation. The investor is not purchasing or acquiring the Shares as a result of, and neither the Investor nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in, any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Shares.

- 15 - US-DOCS\131770162.7 Section 3.12 Broker-Dealer Relationships. The Investor shall, from time to time, provide the Company and the Company’s transfer agent with all information regarding any broker-dealer used to effectuate sales of Shares that it may purchase pursuant to this Agreement (each, a “Broker- Dealer”) as reasonably requested by the Company and for which such information is required in order for the Company to carry out its obligations under this Agreement or comply with any Applicable Laws. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer (if any), which shall not exceed customary brokerage fees and commissions, and shall be responsible for designating only a DTC participant eligible to receive Shares via DWAC. Article IV. Representations and Warranties of the Company Except as set forth in the SEC Documents, the Company represents and warrants to the Investor, as of the date hereof, the Pre-Advance Date, each Advance Notice Date and each Advance Date (other than representations and warranties that address matters only as of a certain date, which shall be true and correct as written as of such certain date), that: Section 4.01 Organization and Qualification. Each of the Company and its Subsidiaries is an entity duly organized and validly existing under the laws of their respective jurisdictions of organization or incorporation, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing (to the extent applicable) in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. Section 4.02 Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Promissory Note and the other Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery by the Company of this Agreement and the other Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) have been or (with respect to consummation) will be duly authorized by the Company and no further consent or authorization will be required by the Company, its board of directors or its stockholders. This Agreement and the other Transaction Documents to which the Company is a party have been (or, when executed and delivered, will be) duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will constitute) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies, and except as rights to indemnification and to contribution may be limited by federal or state securities law. Section 4.03 Authorization of the Shares. The Shares under this Agreement have been or, with respect to Shares to be purchased by the Investor pursuant to an Advance Notice, will be, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment

- 16 - US-DOCS\131770162.7 therefor as provided herein, duly and validly authorized and issued and fully paid and non- assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Shares, when issued, will conform to the description thereof set forth in or incorporated into the Prospectus. Section 4.04 No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or its Subsidiaries (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect. Section 4.05 No Default. Except as would not reasonably be expected to have a Material Adverse Effect, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, debenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound. Section 4.06 SEC Documents. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act since November 4, 2021 (such filings and all exhibits included therein and financial statements and schedules thereto, and all registration statements publicly filed by the Company under the Securities Act, being hereinafter referred to as the “SEC Documents”). The Company has delivered or made available to the Investor through the SEC’s website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates (or, with respect to any filing that has been amended or superseded, the date of such amendment or superseding filing), the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Section 4.07 Financial Statements. The consolidated financial statements of the Company included in the SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity

- 17 - US-DOCS\131770162.7 with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements, and (iii) such adjustments that are not material, either individually or in the aggregate) during the periods involved; the other financial and statistical data with respect to the Company and its Subsidiaries contained in the SEC Documents are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the SEC Documents that are not included as required; the Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the SEC Documents (excluding the exhibits thereto); and all disclosures contained in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto. Section 4.08 Registration Statement and Prospectus. The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-1 under the Securities Act. Each Registration Statement and the offer and sale of Shares as contemplated hereby, if and when filed, will meet the requirements of Rule 415 under the Securities Act and will comply in all material respects with Rule 415 under the Securities Act. Any contracts or other documents that are required to be described in a Registration Statement or a Prospectus, or to be filed as exhibits to a Registration Statement, will be so described or filed. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than a Registration Statement and the Prospectus to which the Investor has consented, which consent shall not be unreasonably withheld, other than as required by Applicable Laws. Section 4.09 No Misstatement or Omission. Each Registration Statement, when it became or becomes effective, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Investor specifically for use in the preparation thereof. Section 4.10 Conformity with Securities Act and Exchange Act. Each Registration Statement and each Prospectus, or any amendment or supplement thereto, when such documents are filed with the SEC under the Securities Act or become effective under the Securities Act, as the case may be, will conform in all material respects with the requirements of the Securities Act. Section 4.11 Equity Capitalization. As of the date hereof, the authorized capital of the

- 18 - US-DOCS\131770162.7 Company consists of 1,160,000,000 shares of capital stock, of which 1,000,000,000 shares are designated as Class A Common Stock, 10,000,000 shares are designated as Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), 50,000,000 shares are designated as Class X common stock, par value $0.0001 per share (the “Class X Common Stock”), and 100,000,000 shares are undesignated preferred stock (the “Preferred Stock”). As of the date hereof, the Company had 242,204,551 shares of Class A Common Stock, no shares of Class B Common Stock outstanding, 34,534,930 shares of Class X Common Stock and no shares of Preferred Stock outstanding. Section 4.12 Principal Market Listing. The Class A Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market under the trading symbol “BRDS.” The Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Class A Common Stock under the Exchange Act or delisting the Class A Common Stock from the Principal Market, nor has the Company received any notification that the SEC or the Principal Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market in all material respects. Section 4.13 Intellectual Property Rights. Except as would not reasonably be expected to have a Material Adverse Effect: (i) the Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights, if any, necessary to conduct their respective businesses as now conducted; (ii) the Company and its Subsidiaries have not received written notice of any infringement by the Company or its Subsidiaries of trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses or trade secrets; and (iii) to the knowledge of the Company, there is no material claim, action or proceeding being made, brought against or threatened against the Company or its Subsidiaries regarding trademark, trade name, service mark, service mark registration, service name, patent, patent right, copyright, invention, license, trade secret or other infringement. Section 4.14 Employee Relations. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is involved in any labor dispute and, to the knowledge of the Company or any of its Subsidiaries, no such dispute is threatened. Section 4.15 Environmental Laws. The Company and its Subsidiaries (i) have not received written notice alleging any failure to comply in all material respects with all Environmental Laws, (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received written notice alleging any failure to comply with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of

- 19 - US-DOCS\131770162.7 chemicals, pollutants, contaminants or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder. Section 4.16 Title. Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company (or its Subsidiaries) has indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as are not material to the business of the Company and its Subsidiaries and (ii) any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries. Section 4.17 Insurance. Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged and (ii) the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or to obtain similar coverage from similar insurers. Section 4.18 Regulatory Permits. Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to own their respective businesses, and (ii) neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permits. Section 4.19 Internal Accounting Controls. The Company maintains a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Section 4.20 Absence of Litigation. Except as would not reasonably be expected to have a Material Adverse Effect, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Shares or any of the Company’s Subsidiaries. Section 4.21 Tax Status. Except as would not reasonably be expected to have a Material Adverse Effect, each of the Company and its Subsidiaries (i) has timely made or filed all foreign,

- 20 - US-DOCS\131770162.7 federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as would not reasonably be expected to have a Material Adverse Effect, the Company has not received written notification of any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. Section 4.22 Certain Transactions. To the knowledge of the Company, none of the officers or directors of the Company is presently a party to any transaction with the Company has either directly or indirectly any interest in, or is a party to, any transaction that would be required to be disclosed as a related party transaction pursuant to Rule 404 of Regulation S-K promulgated under the Securities Act. Section 4.23 Rights of First Refusal. Except as have been validly waived or complied with, the Company is not obligated to offer the Shares offered hereunder or the Promissory Note on a right of first refusal basis to any third parties, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties. Section 4.24 Dilution. The Company is aware and acknowledges that the issuance of the Shares hereunder could cause dilution to existing stockholders and could significantly increase the outstanding number of shares of Class A Common Stock. Section 4.25 Acknowledgment Regarding Investor’s Purchase of Shares and Promissory Notes. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s-length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder, and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder or the Promissory Notes. The Company is aware and acknowledges that it shall not be able to request Advances under this Agreement if the Registration Statement is not effective or if any issuances of Advance Shares pursuant to any Advances would violate any rules of the Principal Market. The Company acknowledges and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement. Section 4.26 Relationship of the Parties. Neither the Company nor any of its Subsidiaries is a client or customer of the Investor or, to the Company’s knowledge, any of its affiliates, and neither the Investor nor, to the Company’s knowledge, any of its affiliates has provided, or will provide, any services to the Company or its Subsidiaries other than as contemplated hereby. The Investor’s relationship to the Company is solely as an investor as provided for in the Transaction Documents. Section 4.27 Forward-Looking Statements. Except as would not reasonably be expected

- 21 - US-DOCS\131770162.7 to have a Material Adverse Effect, no forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or a Prospectus will be made or reaffirmed without a reasonable basis or will be disclosed other than in good faith. Section 4.28 Compliance with Laws. Except as would not reasonably be expected to have a Material Adverse Effect (i) the Company and each of its Subsidiaries is in compliance with Applicable Laws and (ii) the Company has not received a notice of non-compliance by any director, officer or employee of the Company or any Subsidiary of the Company or, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary of the Company, has not complied with Applicable Laws, and is not aware of any pending change or contemplated change to any Applicable Laws with respect to the Company. Section 4.29 Sanctions Matters. Neither the Company nor any of its Subsidiaries or, to the knowledge of the Company, any director, officer or controlled affiliate of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is, (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authorities with jurisdiction over the Company and its Subsidiaries, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea region, the Donetsk People’s Republic and Luhansk People’s Republic in the Ukraine, Cuba, Iran, North Korea, Sudan and Syria (the “Sanctioned Countries”)). Neither the Company nor any of its Subsidiaries will, directly or indirectly, use the proceeds from the sale of Advance Shares or the Promissory Note, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (a) for the purpose of funding or facilitating any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country or (b) in any other manner that will knowingly result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this Agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, neither the Company nor any of its Subsidiaries has engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country. Article V. Indemnification The Investor and the Company represent to the other the following with respect to itself: Section 5.01 Indemnification by the Company. In consideration of the Investor’s execution and delivery of this Agreement, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor and its investment manager, Yorkville Advisors Global, LP, and each of their respective officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls

- 22 - US-DOCS\131770162.7 the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented out-of-pocket expenses in connection therewith, and including reasonable and documented out-of-pocket attorneys’ fees and disbursements (the “Indemnified Liabilities”), in each case, incurred by the Investor Indemnitees or any of them as a result of, or arising out of or relating to: (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related Prospectus, or in any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement omission or alleged untrue statement or omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable under Applicable Laws, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities permissible under Applicable Laws. Section 5.02 Indemnification by the Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, managers, members, stockholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of or relating to: (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Investor will only be liable for written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion in the documents referred to in the foregoing indemnity; (b) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor; or (c) any breach of any covenant, agreement or obligation of the Investor contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable under Applicable Laws, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities permissible under Applicable Laws.

- 23 - US-DOCS\131770162.7 Section 5.03 Notice of Claim. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Article V, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Article V except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third-party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. The Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep the Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Investor Indemnitee or Company Indemnitee, as applicable, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Investor Indemnitee or Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due, subject to receipt by the indemnifying party of an undertaking to repay any amounts that such party is ultimately not entitled to receive as indemnification pursuant to this Agreement. Section 5.04 Remedies. The remedies provided for in this Article V are not exclusive and shall not limit any right or remedy that may be available to any indemnified person at law or equity. The obligations of the parties to indemnify or make contribution under this Article V shall survive expiration or termination of this Agreement. Notwithstanding anything to the contrary under this Agreement or Applicable Laws, no party shall be entitled to any indemnification pursuant to this Article V (other than claims for any damages resulting from fraud) until the aggregate amount of all such damages that would otherwise be indemnifiable to such party equals or exceeds $25,000

- 24 - US-DOCS\131770162.7 (the “Basket”), at which time such party shall be entitled to indemnification for the full amount of all damages (including all damages incurred prior to exceeding the Basket). Section 5.05 Limitation of liability. Notwithstanding the foregoing, no party shall be entitled to recover from the other party for punitive, indirect, incidental or consequential damages. Article VI. Covenants of the Company The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Commitment Period: Section 6.01 Registration Statement. (a) Filing of a Registration Statement. On or prior to the thirtieth day following the date hereof, the Company shall prepare and submit or file with the SEC an initial Registration Statement on Form S-1 covering the resale by the Investor of Registrable Securities. The Company in its sole discretion may choose when to submit or file such initial Registration Statement prior to the thirtieth day following the date hereof, but shall not have the ability to request any Advances until the effectiveness of a Registration Statement. The Company shall use its commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as practicable after the filing thereof, but no later than 90 days after the filing thereof. The Company shall use commercially reasonable efforts to file with the SEC in accordance with Rule 424 under the Securities Act, by 9:30 am on the business day following the date of effectiveness of the Registration Statement, the final Prospectus to be used in connection with sales of Shares pursuant to such Registration Statement. (b) Maintaining a Registration Statement. The Company shall use commercially reasonable efforts to maintain the effectiveness of any Registration Statement that has been declared effective at all times during the Commitment Period; provided, however, that if the Company has received notification pursuant to Section 2.04 that the Investor has completed resales of Shares pursuant to the Registration Statement for the full Commitment Amount, then the Company shall be under no further obligation to maintain the effectiveness of the Registration Statement. Notwithstanding anything to the contrary contained in this Agreement, the Company shall use commercially reasonable efforts to ensure that, when filed, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the Prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading. During the Commitment Period, the Company shall notify the Investor promptly if (i) the Registration Statement shall cease to be effective under the Securities Act, (ii) the Shares shall cease to be authorized for listing on the Principal Market or (iii) the Class A Common Stock shall cease to be registered under Section 12(b) or

- 25 - US-DOCS\131770162.7 Section 12(g) of the Exchange Act. During such time that the Investor is informed that the Registration Statement is no longer effective under clause (i) above, the Investor agrees not to sell any Class A Common Stock of the Company pursuant to such Registration Statement, but may sell shares pursuant to an exemption from registration, if available. (c) Filing Procedures. Not less than one business day prior to the filing of a Registration Statement and not less than one business day prior to the filing of any related amendments and supplements to any Registration Statement (except for any amendments or supplements caused by the filing of any annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any similar or successor reports or Prospectus Supplements or post-effective amendments to Registration Statements, the contents of which are limited to that set forth in such reports), the Company shall furnish to the Investor copies of all such documents proposed to be filed, which documents (other than those filed pursuant to Rule 424 promulgated under the Securities Act) will be subject to the reasonable and prompt review of the Investor (in each of which cases, if such document contains material non-public information as consented to by the Investor pursuant to Section 6.11, the information provided to the Investor will be kept strictly confidential until filed and treated as subject to Section 6.08). The Investor shall furnish comments on a Registration Statement and any related amendment and supplement to a Registration Statement to the Company within 24 hours of the receipt thereof for comments thereon. If the Investor fails to provide comments to the Company within such 24-hour period, then the Registration Statement, related amendment or related supplement, as applicable, shall be deemed accepted by the Investor in the form originally delivered by the Company to the Investor. (d) Delivery of Final Documents. The Company shall furnish to the Investor without charge, (i) at least one copy of each Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all exhibits and each preliminary Prospectus, (ii) at the request of the Investor, at least one copy of the final Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents as the Investor may reasonably request from time to time in order to facilitate the disposition of the Shares owned by the Investor pursuant to a Registration Statement. Filing of the forgoing with the SEC via its EDGAR system shall satisfy the requirements of this Section. (e) Amendments and Other Filings. The Company shall use commercially reasonable efforts to: (i) prepare and file with the SEC such amendments (including post- effective amendments) and supplements to a Registration Statement and the related Prospectus used in connection with such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Commitment Period, and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus Supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) provide the Investor copies

- 26 - US-DOCS\131770162.7 of all written correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information); and (iv) comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such Registration Statement until such time as all of such Shares shall have been disposed of in accordance with the intended methods of disposition by the Investor as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement that are required to be filed pursuant to this Agreement (including pursuant to this Section 6.01(e)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall use commercially reasonable efforts to file such report in a Prospectus Supplement filed pursuant to Rule 424 promulgated under the Securities Act to incorporate such filing into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC either on the day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement, if feasible, or shall otherwise use its commercially reasonable efforts to file it promptly thereafter. (f) Blue-Sky. The Company shall use its commercially reasonable efforts to, if required by Applicable Laws, (i) register and qualify the Shares covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Commitment Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Commitment Period and (iv) take all other actions reasonably necessary or advisable to qualify the Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or bylaws or any other organizational documents of the Company or any of its Subsidiaries, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this 0(f), (y) subject itself to taxation in any such jurisdiction or (z) file a consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose. Section 6.02 Suspension of Registration Statement. (a) Establishment of a Black Out Period. During the Commitment Period, the Company from time to time may suspend the use of the Registration Statement by written notice to the Investor in the event that the Company determines in its sole discretion in good faith that such suspension is necessary to (A) delay the disclosure of material non- public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the Registration Statement or Prospectus or Prospectus Supplement so that such Registration Statement or Prospectus or Prospectus Supplement shall not include an

- 27 - US-DOCS\131770162.7 untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of any Prospectus or Prospectus Supplement, in light of the circumstances under which they were made, not misleading (a “Black Out Period”). (b) No Sales by Investor During the Black Out Period. During such Black Out Period, the Investor agrees not to sell any Class A Common Stock of the Company pursuant to such Registration Statement, but may sell shares pursuant to an exemption from registration, if available, subject to the Investor’s compliance with Applicable Laws. (c) Limitations on the Black Out Period. The Company shall not impose any Black Out Period (i) on more than two occasions and, (ii) in the aggregate, for more than 60 consecutive days, or more than 120 total days, in each case, during any 12-month period. In addition, the Company shall not deliver any Advance Notice during any Black Out Period. If the public announcement of such material, non-public information is made during a Black Out Period, the Black Out Period shall terminate immediately after such announcement, and the Company shall immediately notify the Investor of the termination of the Black Out Period. Section 6.03 Listing of Class A Common Stock. As of each Advance Date, the Shares to be sold by the Company from time to time hereunder will have been registered under Section 12(b) of the Exchange Act and approved for listing on the Principal Market, subject to official notice of issuance. Section 6.04 Opinion of Counsel. Prior to the earlier of (i) the date of the delivery by the Company of the first Advance Notice and (ii) the Pre-Advance Date, the Investor shall have received an opinion letter from counsel to the Company in form and substance reasonably satisfactory to the Investor. Section 6.05 Exchange Act Registration. The Company will use commercially reasonably efforts to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act. Section 6.06 Transfer Agent Instructions. For any time while there is a Registration Statement in effect for this transaction, the Company shall (if required by the transfer agent for the Class A Common Stock) deliver to the transfer agent for the Class A Common Stock (with a copy to the Investor) instructions to issue shares of Class A Common Stock to the Investor free of restrictive legends upon each Advance if the delivery of such instructions are consistent with Applicable Laws; provided that, the Company and its counsel shall have been furnished with such documents as they may require for the purpose of enabling them to render the opinions or make the statements requested by the transfer agent, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the covenants, obligations or conditions, contained herein. Section 6.07 Corporate Existence. The Company will use commercially reasonable

- 28 - US-DOCS\131770162.7 efforts to preserve and continue the corporate existence of the Company during the Commitment Period. Section 6.08 Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will promptly notify the Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related Prospectus relating to an offering of Shares (in each of which cases the information provided to the Investor will be kept strictly confidential): (i) except for requests made in connection with SEC or other U.S. federal or state governmental authority investigations disclosed in the SEC Documents, receipt of any request for additional information by the SEC or any other U.S. federal or state governmental authority during the period of effectiveness of the Registration Statement or any request for amendments or supplements to the Registration Statement or related Prospectus; (ii) the issuance by the SEC or any other U.S. federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or related Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related Prospectus to comply with the Securities Act or any other law (and the Company will promptly make available to the Investor any such supplement or amendment to the related Prospectus); and (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be required under Applicable Laws. The Company shall not deliver to the Investor any Advance Notice, and the Company shall not sell any Shares pursuant to any pending Advance Notice (other than as required pursuant to Section 2.02(e)), during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (v), inclusive, a “Material Outside Event”). Section 6.09 Issuance of the Shares. The issuance and sale of the Shares hereunder shall be made in accordance with the provisions and requirements of Section 4(a)(2) of the Securities Act and any applicable state securities law. Section 6.10 Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including, but not limited to, (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto; (ii) the preparation, issuance and delivery of any Shares issued pursuant to this Agreement, (iii) all fees and disbursements of the Company’s counsel, accountants and other advisors (but not, for the avoidance doubt, the fees and disbursements of the Investor’s counsel, accountants and other advisors), (iv) the qualification of

- 29 - US-DOCS\131770162.7 the Shares under applicable securities laws in accordance with the provisions of this Agreement, including filing fees in connection therewith, (v) the printing and delivery of copies of any Prospectus and any amendments or supplements thereto, (vi) the fees and expenses incurred in connection with the listing or qualification of the Shares for trading on the Principal Market or (vii) filing fees of the SEC and the Principal Market. Section 6.11 Current Report. Except as contemplated or required under this Agreement, including but not limited to Section 6.01 hereof, the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Investor with any material, non-public information regarding the Company or any of its Subsidiaries without the express prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion and, if granted, must include an agreement to keep such information confidential until publicly disclosed); it being understood that the mere notification of the Investor required pursuant to Section 6.08(iv) hereof shall not in and of itself be automatically deemed to be material non-public information. Notwithstanding anything contained in this Agreement to the contrary, the Company expressly agrees that it shall publicly disclose, no later than four business days following the date hereof, but in any event prior to delivering the first Advance Notice hereunder, any information communicated to the Investor by or, to the knowledge of the Company, on behalf of the Company in connection with the transactions contemplated herein, which, following the date hereof would, if not so disclosed, constitute material, non-public information regarding the Company or its Subsidiaries (it being understood that this provision shall be deemed satisfied with the filing of this Agreement in a current or periodic report with the SEC). Section 6.12 Advance Notice Limitation. The Company shall not deliver an Advance Notice if a stockholder meeting (other than an annual stockholder meeting which contains only routine matters) or corporate action date, or the record date for any stockholder meeting or any corporate action, would fall during the period beginning two Trading Days prior to the date of delivery of such Advance Notice and ending two Trading Days following the Closing of such Advance. Section 6.13 Use of Proceeds. The Company will use the proceeds from the sale of the Advance Shares hereunder and from the Promissory Note for working capital and other general corporate purposes or, if different, in a manner consistent with the application thereof described in the Registration Statement, as may be amended or supplemented from time to time. Section 6.14 Compliance with Laws. The Company shall use commercially reasonably efforts to comply in all material respects with all Applicable Laws. Section 6.15 Market Activities. Neither the Company, nor any Subsidiary, nor any of their respective officers, directors or controlling persons, will, directly or indirectly, (i) take any action designed to cause or result in, or that might reasonably be expected to constitute or result in, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Shares or (ii) sell, bid for or purchase Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Shares. Section 6.16 Trading Information. Upon the Company’s request, the Investor agrees to

- 30 - US-DOCS\131770162.7 provide the Company with trading reports setting forth the number and average sales prices of shares of Common Stock sold by the Investor during the prior trading week. Section 6.17 Selling Restrictions. (i) Except as expressly set forth below, the Investor covenants that from and after the date hereof through and including the first Trading Day following the expiration or termination of this Agreement as provided in Section 11.01 (the “Restricted Period”), none of the Investor, any of its officers or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Class A Common or (ii) hedging transaction, which establishes a net short position with respect to any securities of the Company (including the Class A Common), with respect to each of clauses (i) and (ii) hereof, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Shares; or (2) selling a number of shares of Class A Common equal to the number of Shares that such Restricted Person is unconditionally obligated to purchase under a pending Advance Notice but has not yet received from the Company or the transfer agent pursuant to this Agreement. Section 6.18 Prohibited Indebtedness. For so long as any Promissory Note is outstanding, the Company shall not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or incur any indebtedness or obligations evidenced by notes, bonds, debentures, letters of credit or other similar instruments (collectively, “Indebtedness”) with Person that is an officer, director, related party or affiliate of the Company immediately prior to the time such Indebtedness is incurred unless: (A) the repayment of such Indebtedness has been fully subordinated to the payment of the outstanding Promissory Note on terms and conditions acceptable to the Investor, including with regard to interest payments and repayment of principal; (B) such Indebtedness does not mature or otherwise require or permit redemption or repayment prior to or on the 91st day after the maturity date of the outstanding Promissory Note; and (C) such Indebtedness is not secured by any assets of the Company or its Subsidiaries. Article VII. Conditions for Delivery of Advance Notice Section 7.01 Conditions Precedent to the Right of the Company to Deliver an Advance Notice. The right of the Company to deliver an Advance Notice and the obligations of the Investor hereunder with respect to an Advance are subject to the satisfaction or waiver, on each Advance Notice Date (a “Condition Satisfaction Date”), of each of the following conditions: (a) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects. (b) Registration of the Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the Prospectus thereunder

- 31 - US-DOCS\131770162.7 to resell all of the Advance Shares issuable pursuant to such Advance Notice. (c) Authority. The Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of all the Advance Shares issuable pursuant to such Advance Notice, or shall have the availability of exemptions therefrom. The sale and issuance of such Advance Shares shall be legally permitted by all laws and regulations to which the Company is subject. (d) No Material Outside Event. No Material Outside Event shall have occurred and be continuing. (e) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior the applicable Condition Satisfaction Date (for the avoidance of doubt, other than in respect of the Company’s obligation pursuant to Clause 2.02 herein, if the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement at the time of the applicable Condition Satisfaction Date, but did not comply with any timing requirement set forth herein, then this condition shall be deemed satisfied unless the Investor is materially prejudiced by the failure of the Company to comply with any such timing requirement). (f) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by this Agreement. (g) No Suspension of Trading in or Delisting of Class A Common Stock. The Class A Common Stock is quoted for trading on the Principal Market and all of the Advance Shares issuable pursuant to such Advance Notice will be approved for trading on the Principal Market. The issuance of Advance Shares with respect to the applicable Advance Notice will not violate the stockholder approval requirements of the Principal Market. The Company shall not have received any written notice that is then still pending threatening the continued quotation of the Class A Common Stock on the Principal Market. (h) Authorized. There shall be a sufficient number of authorized but unissued and otherwise unreserved shares of Class A Common Stock for the issuance of all of the Advance Shares issuable pursuant to such Advance Notice. (i) Executed Advance Notice. The representations contained in the applicable Advance Notice shall be true and correct in all material respects as of the applicable Condition Satisfaction Date. (j) Consecutive Advance Notices. Except with respect to the first Advance Notice, the applicable Pricing Period for all prior Advances shall have been completed and the Company shall have delivered all Shares relating to all prior Advances.

- 32 - US-DOCS\131770162.7 Article VIII. Non-Disclosure of Non-Public Information The Company covenants and agrees that, other than as expressly required by this Agreement, including Section 6.01 and Section 6.08 or, with the Investor’s consent, pursuant to Section 6.01(c) and Section 6.11, it shall refrain from disclosing, and shall use its commercially reasonably efforts to cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information (as determined under the Securities Act, the Exchange Act or the rules and regulations of the SEC) to the Investor without also disseminating such information to the public, unless, prior to disclosure of such information, the Company identifies such information as being material non-public information and provides the Investor with the opportunity to accept or refuse to accept such material non-public information for review. Unless specifically agreed to in writing, in no event shall the Investor have a duty of confidentiality, or be deemed to have agreed to maintain information in confidence, with respect to the delivery of any Advance Notices. Article IX. Non-Exclusive Agreement Notwithstanding anything contained herein, this Agreement and the rights awarded to the Investor hereunder are non-exclusive, and the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, any shares and/or securities and/or convertible notes, bonds, debentures, options to acquire shares or other securities and/or other facilities which may be converted into or replaced by shares of Class A Common Stock or other securities of the Company, and to extend, renew and/or recycle any bonds and/or debentures, and/or grant any rights with respect to its existing and/or future share capital. Article X. Choice of Law/Jurisdiction This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement. Article XI. Assignment; Termination Section 11.01 Assignment. Neither this Agreement nor any rights or obligations of the parties hereto may be assigned to any other Person. Section 11.02 Termination. (a) Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earlier of (i) the first day of the month next following the 36-month anniversary of the date hereof and (ii) the date on which the Investor shall have

- 33 - US-DOCS\131770162.7 made payment of Advances pursuant to this Agreement for Advance Shares equal to the Commitment Amount. (b) The Company may terminate this Agreement effective upon five Trading Days’ prior written notice to the Investor; provided that (i) there are no outstanding Advance Notices, the Advance Shares under which have yet to be issued, and (ii) the Company has paid all amounts owed to the Investor pursuant to this Agreement. This Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. (c) Nothing in this Section 11.02 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement. The indemnification provisions contained in Article V shall survive termination hereunder. Article XII. Notices Other than with respect to Advance Notices, which must be in writing and will be deemed delivered on the day set forth in Section 2.01(b), any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail if sent on a Trading Day, or, if not sent on a Trading Day, on the immediately following Trading Day; (iii) five days after being sent by U.S. certified mail, return receipt requested; or (iv) one day after deposit with a nationally recognized overnight delivery service; in each case properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications (except for Advance Notices which shall be delivered in accordance with Exhibit A attached hereto) shall be: If to the Company, to: Bird Global, Inc. 392 NE 191st Street #20388 Miami, Florida 33179 Attention: General Counsel Telephone (866) 205-2442 E-mail: lisa.murison@bird.co With a copy (which shall not constitute notice or delivery of process) to: Latham & Watkins LLP 555 Eleventh Street, N.W., Suite 1000 Washington, District of Columbia 20004 Attention: Rachel W. Sheridan; Christopher J. Clark Telephone: (202) 637-2200 E-mail: rachel.sheridan@lw.com; christopher.j.clark@lw.com If to the Investor: YA II PN, Ltd. 1012 Springfield Avenue

- 34 - US-DOCS\131770162.7 or at such other address and/or e-mail and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) electronically generated by the sender’s email service provider containing the time, date, recipient email address or (iii) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. Article XIII. Miscellaneous Section 13.01 Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), including by e-mail attachment, shall be deemed to have been duly and validly delivered and be valid and effective for all purposes of this Agreement. Section 13.02 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements among the Investor, the Company, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties to this Agreement. Section 13.03 Reporting Entity for the Class A Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Class A Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity. All references in this Agreement to “Bloomberg, L.P.” shall be understood to include any successor thereto or any other reporting entity consented to pursuant to this Section 13.03. Mountainside, New Jersey 07092 Attention: Mark Angelo, Portfolio Manager Telephone: (201) 985-8300 E-mail: mangelo@yorkvilleadvisors.com With a copy (which shall not constitute notice or delivery of process) to: David Fine, Esq. 1012 Springfield Avenue Mountainside, New Jersey 07092 Telephone: (201) 985-8300 E-mail: legal@yorkvilleadvisors.com

- 35 - US-DOCS\131770162.7 Section 13.04 Commitment and Structuring Fee. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay to YA Global II SPV, LLC, a subsidiary of the Investor, a structuring fee in the amount of $10,000, which the Investor acknowledges has been received prior to the date hereof. The Company shall pay to the Investor a commitment fee in the aggregate amount of 217,203 shares of Class A Common Stock (the “Commitment Shares”) to the Investor in three equal installments of 72,401 Commitment Shares each. The (i) first installment shall be issued to the Investor on the date of this Agreement or promptly thereafter; (ii) second installment shall be issued to the Investor on the three-month anniversary of the date of this Agreement; and (iii) third installment shall be issued to the Investor on the six-month anniversary of the date of this Agreement; provided that, in the case of the second and third installments of the Commitment Share issuances, if on the scheduled date of issuance of such Commitment Shares (x) a Registration Statement is not effective for resales of such Commitment Shares, (y) a Black Out Period is imposed or (z) a Material Outside Event shall have occurred and be continuing, such Commitment Shares will be issued on the scheduled date of issuance of such Commitment Shares, without penalty, notwithstanding that a Registration Statement is not effective for resales of such Commitment Shares, a Black Out Period is imposed or a Material Outside Event shall have occurred and be continuing, and the Company shall not be in violation of any other provision of this Agreement as a result thereof. Section 13.05 Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company, on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby. [Signature Pages Follow]

[Signature Page to Standby Equity Purchase Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above. COMPANY: BIRD GLOBAL, INC. By: Name: Title: INVESTOR: YA II PN, LTD. By: Yorkville Advisors Global, LP Its: Investment Manager By: Yorkville Advisors Global II, LLC Its: General Partner By: Name: Title: Travis VanderZanden CEO Doc ID: 293673ac80d2fc6ebfd0e1e2d6b004d92574bfc3

US-DOCS\131770162.7 EXHIBIT C PROMISSORY NOTE

Final Form US-DOCS\131809135.6 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” WITHIN THE MEANING OF SECTION 1272, ET SEQ. OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED. UPON WRITTEN REQUEST, BIRD GLOBAL, INC. (THE “BORROWER”) WILL PROVIDE TO ANY HOLDER OF THE NOTE (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE ORIGINAL YIELD TO MATURITY OF THE NOTE. SUCH REQUEST SHOULD BE SENT TO THE BORROWER AT BIRD GLOBAL, INC., 392 NE 191ST STREET #20388, MIAMI, FLORIDA 33179, ATTENTION: CHIEF FINANCIAL OFFICER. BIRD GLOBAL, INC. PROMISSORY NOTE No. BRDS-1 Original Principal Amount: $21,000,000 Note Issuance Date: [ ] FOR VALUE RECEIVED, BIRD GLOBAL, INC., a company incorporated under the laws of the State of Delaware (the “Borrower”), hereby promises to pay YA II PN, LTD., a Cayman Islands exempt limited partnership, or its registered assigns (the “Holder”) (i) the outstanding portion of the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to scheduled payment, redemption or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and (ii) to pay interest (“Interest”) (if any) on any outstanding Principal at the applicable Interest Rate (as defined below) from the date set out above as the Note Issuance Date (the “Issuance Date”) until the same is paid, whether upon the Maturity Date, acceleration, redemption or otherwise (in each case in accordance with the terms hereof) pursuant to the terms of this Promissory Note (this “Note”). This Note is being issued pursuant to Section 2.05 of the Standby Equity Purchase Agreement, dated as of May 12, 2022 between the Borrower and YA II PN, Ltd. (as amended, the “SEPA”). Upon the issuance of this Note by the Borrower and delivery of the same to the Holder, the Holder shall pay to the account of the Borrower the Original Principal Amount of this Note in immediately available funds in accordance with a closing statement in the form of Exhibit A

- 2 - US-DOCS\131809135.6 attached hereto. 1. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings: (a) “Accelerated Amount” shall have the meaning set forth in Section 4. (b) “Advance Amount” shall have the meaning given to it in the SEPA. (c) “Advance Date” shall have the meaning given to it in the SEPA. (d) “Advance Notice” shall have the meaning given to it in the SEPA. (e) “Advance Repayment” shall have the meaning set forth in Section 2(c). (f) “Borrower” shall have the meaning set forth in the preamble of this Note. (g) “Borrower Repayment” shall have the meaning set forth in Section 2(c). (h) “Business Day” shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions are authorized or required by law or other government action to close. (i) “Change in Control” shall have the meaning set forth in Section 3(c). (j) “Closing” shall have the meaning given to it in the SEPA. (k) “Combination Repayment” shall have the meaning set forth in Section 7(h). (l) “Combination Repayment” shall have the meaning set forth in Section 2(c). (m) “Deferred Repayment Schedule” shall have the meaning set forth in Section 2(a). (n) “Event of Default” shall have the meaning set forth in Section 3. (o) “Holder” shall have the meaning set forth in the preamble of this Note. (p) “Installment Amount” shall mean the amount of Principal set out under the column “Installment Amount” in the Repayment Schedule. (q) “Interest” shall have the meaning set forth in the preamble of this Note. (r) “Interest Rate” shall have the meaning set forth in Section 2(c). (s) “Issuance Date” shall have the meaning set forth in the preamble of this Note. (t) “Maturity Date” shall have the meaning set forth in Section 2(a).

- 3 - US-DOCS\131809135.6 (u) “Note” shall have the meaning set forth in the preamble of this Note. (v) “Principal” shall have the meaning set forth in the preamble of this Note. (w) “Premium Amount” shall mean 2.00% of the Installment Amount being repaid pursuant to a Borrower Repayment or the portion of any Combination Repayment constituting a Borrower Repayment. (x) “Repayment Date” shall mean each date under the heading “Repayment Date” as set forth on the Repayment Schedule. (y) “Repayment Notice” shall have the meaning set forth in Section 2(c). (z) “Repayment Notice Due Date” shall have the meaning set forth in Section 2(c). (aa) “Repayment Schedule” shall mean the schedule of repayments as set out on Exhibit B, or such other schedule of repayments as the parties may agree in writing from time to time. (bb) “SEPA” shall have the meaning set forth in the preamble of this Note. (cc) “Subsidiary” shall have the meaning given to it in the SEPA. 2. GENERAL TERMS (a) Maturity Date. On the Maturity Date, the Borrower shall pay to the Holder an amount in cash representing all then-outstanding Principal, accrued and unpaid Interest (if any) and any other amounts outstanding pursuant to the terms of this Note. The “Maturity Date” shall be [ ]1, as may be extended by up to [ ]2 upon written notice from the Borrower electing to follow the “Deferred Repayment Schedule” as set forth on Exhibit B hereto (the “Deferred Repayment Schedule”). (b) Interest. Interest shall accrue on the outstanding Principal balance hereof at a rate per annum equal to 0.00%; provided that such rate shall increase to 15.00% per annum for so long as any Event of Default has occurred and remains uncured (the “Interest Rate”). Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law. (c) Monthly Installment Payments. The Borrower shall, at its own option, (i) repay in cash any Installment Amount (a “Borrower Repayment”) on the applicable Repayment Date, subject to the provisions of this Section 2(c) and Section 2(d), (ii) repay any Installment Amount by submitting an Advance Notice (an “Advance Repayment”) with an Advance Date on or before the applicable Repayment Date, subject to the provisions of Section 2(e), or (iii) repay any Installment Amount in a combination of a 1 Insert date 6 months from Issuance Date. 2 Insert date 7 months from Issuance Date.

- 4 - US-DOCS\131809135.6 Borrower Repayment and an Advance Repayment (a “Combination Repayment”). On or prior to the date that is the fifth Trading Day prior to each Repayment Date (each, a “Repayment Notice Due Date”), the Borrower shall deliver written notice (each, an “Borrower Repayment Notice”) to the Holder, which Borrower Repayment Notice shall state that the Borrower elects to repay the applicable Installment Amount (i) in cash pursuant to a Borrower Repayment, (ii) by an Advance Repayment or (iii) by a Combination Repayment. If the Borrower does not timely deliver a Borrower Repayment Notice in accordance with this Section 2(c), then the Borrower shall be deemed to have delivered a Borrower Repayment Notice confirming that the applicable Installment Amount will be repaid in cash pursuant to a Borrower Repayment. Any payments made hereunder prior to a Repayment Date shall reduce the amount due at the next Repayment Date in chronological order. (d) Borrower Repayment. If the Borrower elects a Borrower Repayment or Combination Repayment in accordance with Section 2(c), then the Borrower shall pay to the Holder in cash by wire transfer of immediately available funds, on or before the applicable Repayment Date, the applicable Installment Amount (or portion thereof that constitutes a Borrower Repayment), plus the Premium Amount. (e) Advance Repayment. If the Borrower elects an Advance Repayment or Combination Repayment in accordance with Section 2(c), then the Borrower shall deliver an Advance Notice to the Holder in accordance with the terms and conditions of the SEPA requesting an Advance Amount equal to or greater than the applicable Installment Amount (or portion thereof that constitutes an Advance Repayment), which Advance Notice will provide for an Advance Date on or before the applicable Repayment Date. Upon the Closing of such Advance in accordance with Section 2.02 of the SEPA, the Holder shall offset the amount due to be paid by the Holder to the Borrower under the SEPA against the portion of the Installment Amount to be paid by the Advance Repayment. If any portion of the Installment Amount remains unpaid at the applicable Repayment Date, the Borrower shall repay such outstanding Installment Amount in cash pursuant to a Borrower Repayment. For the avoidance of doubt, the Premium Amount shall not apply in respect of any Installment Amount paid by an Advance Repayment or the portion of any Combination Repayment constituting an Advance Repayment, but shall apply to any Borrower Repayment or the portion of any Combination Repayment constituting a Borrower Repayment. (f) Repayment Schedule; Deferred Repayment Schedule. Upon issuance of this Note, the Borrower may change any Repayment Date by up to seven days if such Repayment Date is expected to fall on a Borrower blackout date, if such change would allow the Repayment Date to fall on a date that is not on a Borrower blackout date. The Borrower may elect to follow the Deferred Repayment Schedule by providing written notice to the Holder on or before the first Repayment Notice Due Date. 3. EVENTS OF DEFAULT. An “Event of Default,” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body) shall have occurred and be

- 5 - US-DOCS\131809135.6 continuing: (a) the Borrower’s failure to pay to the Holder any amount of Principal, Interest or other amounts when and as due and payable under this Note, and such failure is not cured within five Business Days following the Holder’s written notice to the Borrower to such effect; (b) the Borrower or any significant Subsidiary of the Borrower shall commence, or there shall be commenced against the Borrower or any significant Subsidiary of the Borrower under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower or any significant Subsidiary of the Borrower commences, or there shall be commenced against the Borrower or any significant Subsidiary of the Borrower, any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any significant Subsidiary of the Borrower, in each case, which remains undismissed for a period of 61 days; or the Borrower or any significant Subsidiary of the Borrower is adjudicated insolvent or bankrupt pursuant to a final, non-appealable order; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any significant Subsidiary of the Borrower suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 61 days; or the Borrower or any significant Subsidiary of the Borrower makes a general assignment for the benefit of creditors; or the Borrower or any significant Subsidiary of the Borrower shall admit in writing that it is unable to pay its debts generally as they become due; or the Borrower or any significant Subsidiary of the Borrower shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or any corporate or other action is taken by the Borrower or any significant Subsidiary of the Borrower for the purpose of effecting any of the foregoing; (c) (1) the Borrower consummates any transaction or event (whether by means of a share exchange or tender offer applicable to the Borrower’s common stock, a liquidation, consolidation, recapitalization, reclassification, combination or merger of the Borrower or a sale, lease or other transfer of all or substantially all of the consolidated assets of the Borrower) or a series of related transactions or events pursuant to which all of the outstanding common stock of the Borrower is exchanged for, converted into or constitutes solely the right to receive cash, securities or other property; (2) a consolidation or merger in which the Borrower is not the surviving corporation; or (3) a sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets of the Borrower to another person or entity (each of (1), (2) and (3) a “Change in Control”); unless in connection with such Change in Control, all Principal, accrued and unpaid Interest due under this Note and any other amounts owed under this Note will be paid in full or the Holder consents to such Change in Control; (d) the Borrower or any significant Subsidiary of the Borrower shall default in any of its obligations under any debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there

- 6 - US-DOCS\131809135.6 may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long-term leasing or factoring arrangement of the Borrower or any significant Subsidiary of the Borrower, whether such indebtedness now exists or shall hereafter be created, in each case, in an amount exceeding $5,000,000, and where the effect of such default is to cause the obligations thereunder to become due and payable prior to the stated maturity in accordance with the terms of such instruments and such default is not cured within five Business Days; (e) the Class A Common Stock shall have been suspended from trading by the U.S. Securities and Exchange Commission, The New York Stock Exchange or the Financial Industry Regulatory Authority, Inc. (except for any suspension of trading of limited duration or agreed to by the Borrower, which suspension shall not be more than five Business Days); and (f) the Borrower materially breaches the terms of this Note or the SEPA beyond any applicable notice and/or grace period. 4. REMEDIES UPON DEFAULT. During the time that any portion of this Note is outstanding, if (i) any Event of Default has occurred (other than an Event of Default specified in Section 3(b)), the Holder, by notice in writing to the Borrower, may at any time and from time to time while such Event of Default remains uncured declare the full unpaid Principal of this Note or any portion thereof, together with Interest accrued thereon, to be due and payable immediately (the “Accelerated Amount”) or (ii) any Event of Default specified in Section 3(b) has occurred, the Acceleration Amount shall be immediately and automatically due and payable without necessity of further action. 5. REISSUANCE OF THIS NOTE. Upon receipt by the Borrower of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Borrower in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Borrower shall execute and deliver to the Holder a new Note representing the outstanding Principal, which Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding, (iii) shall have an issuance date, as indicated on the face of such new Note, that is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note and (v) shall represent accrued and unpaid Interest from the Issuance Date (if any). 6. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail if sent on a Business Day, or, if not sent on a Business Day, on the immediately following Business Day; (iii) five days after being sent by U.S. certified mail, return receipt requested; or (iv) one day after deposit with a nationally recognized overnight delivery service; in each case properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be:

- 7 - US-DOCS\131809135.6 If to the Borrower, to: Bird Global, Inc. 392 NE 191st Street #20388 Miami, Florida 33179 Attention: General Counsel Telephone (866) 205-2442 E-mail: lisa.murison@bird.co With a copy (which shall not constitute notice or delivery of process) to: Latham & Watkins LLP 555 Eleventh Street, N.W., Suite 1000 Washington, District of Columbia 20004 Attention: Rachel W. Sheridan; Christopher J. Clark Telephone: (202) 637-2200 E-mail: rachel.sheridan@lw.com; christopher.j.clark@lw.com If to the Holder: YA II PN, Ltd. 1012 Springfield Avenue Mountainside, New Jersey 07092 Attention: Mark Angelo, Portfolio Manager Telephone: (201) 985-8300 E-mail: mangelo@yorkvilleadvisors.com With a copy (which shall not constitute notice or delivery of process) to: David Fine, Esq. 1012 Springfield Avenue Mountainside, New Jersey 07092 Telephone: (201) 985-8300 E-mail: legal@yorkvilleadvisors.com or at such other address and/or e-mail and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) electronically generated by the sender’s email service provider containing the time, date, recipient email address or (iii) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. 7. General. (a) No provision of this Note shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the Principal of or Interest (if any) on this Note at the time, place and rate, and in the currency, herein prescribed. This Note is a direct obligation of the Borrower. As long as this Note is outstanding, the Borrower shall not and shall cause its significant Subsidiaries not to, without the consent of the Holder, (i) amend its articles of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder under this Note in any material respect, (ii) enter into any agreement with respect to any of the foregoing or (iii) incur any indebtedness, or

- 8 - US-DOCS\131809135.6 enter into any note, indenture, debenture or any other agreement that would prohibit or limit the Borrower from performing any of its obligations under this Note in any material respect. (b) This Note shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to the principles of conflict of laws. Each of the parties consents to the jurisdiction of the state courts of the State of New York and the U.S. District Court for the District of New York sitting in Manhattan in connection with any dispute arising under this Note, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. (c) If an Event of Default has occurred, then the Borrower shall reimburse the Holder promptly for all reasonable and documented out-of-pocket fees, costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by the Holder in any action in connection with this Note, including, without limitation, those incurred: (i) during any workout or attempted workout and/or in connection with the rendering of legal advice as to the Holder’s rights, remedies and obligations; (ii) collecting any sums that become due to the Holder in accordance with the terms of this Note; (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder. (d) Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing. (e) If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any Interest or other amount deemed Interest due hereunder shall violate applicable laws governing usury, the applicable rate of Interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Borrower covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Borrower from paying all or any portion of the Principal of or Interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Note, and the Borrower (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law had been enacted. (f) Whenever any payment or other obligation hereunder shall be due on a day

- 9 - US-DOCS\131809135.6 other than a Business Day, such payment shall be made on the next succeeding Business Day. (g) Assignment of this Note by the Borrower shall be prohibited without the prior written consent of the Holder. Assignment of this Note by the Holder shall be prohibited without the prior written consent of the Borrower. If any assignment is made, the Borrower shall keep a register indicating the ownership of the Notes with the intent that the Notes are treated as in registered form for U.S. federal income tax purposes. (h) The Holder hereby represents and warrants that it is (x) not a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (y) not a “10-percent shareholder” of the Borrower within the meaning of section 871(h)(3) of the Code and (z) not a controlled foreign corporation that is related to the Borrower within the meaning of section 881(c)(3)(C) of the Code. For the avoidance of doubt, the representations under this Section 7(h), in the case the Holder is an intermediary or partnership, shall also apply to the Holder’s direct or indirect owners so as to ensure payments can be made to the Holder without requirement of U.S. withholding tax under the portfolio interest exemption. (i) The Holder shall provide the Borrower with an executed Internal Revenue Service Form W-9 or applicable Internal Revenue Service Form W-8 and shall update such form upon request from the Borrower. The Holder shall also provide such other documentation as may be reasonably requested by the Borrower from time to time in order for the Borrower to determine the Borrower’s withholding and information reporting obligations. (j) THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS NOTE. [Signature Page Follows]

[Signature Page to Promissory Note] IN WITNESS WHEREOF, the parties hereto have caused this Promissory Note to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above. BORROWER: BIRD GLOBAL, INC. By: Name: Title: HOLDER: YA II PN, LTD. By: Yorkville Advisors Global, LP Its: Investment Manager By: Yorkville Advisors Global II, LLC Its: General Partner By: Name: Title: